NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated October 2, 2023

to the Prospectuses and Statements of Additional Information

dated May 1, 2019

The following supplements the prospectuses and statements of additional information dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and statement of additional information and retain it for future reference.

On October 2, 2023 (the “Effective Date”), the parent company of National Security Life and Annuity Company, The Ohio National Life Insurance Company, changed its name to AuguStar Life Insurance Company. All references to The Ohio National Life Insurance Company in your prospectus and statement of additional information (the “Documents”) are therefore replaced with references to AuguStar Life Insurance Company as of the Effective Date.

In addition, effective September 6, 2023, Ohio National Equities, Inc., the principal underwriter of the contracts, changed its name to AuguStar Distributors, Inc. All references in the Documents to Ohio National Equities, Inc., are therefore replaced with references to AuguStar Distributors, Inc.

The terms and provisions of your contract will not be changed by these name changes.